Exhibit 99.1

Cerner and Lumeris Will Launch Offering to Reduce Complexities for Health Systems Delivering Value-Based Care

Collaboration will create an EHR-agnostic offering, Maestro AdvantageTM, designed to help providers who participate in value-based arrangements, including Medicare Advantage and provider-sponsored health plans, control costs and improve outcomes

KANSAS CITY and ST. LOUIS - July 9, 2018 - Cerner, a global leader in health care technology, and Lumeris, an award-winning health plan and value-based care managed services operator, today announced a 10-year relationship aimed at eliminating inefficiencies in the current health care system. Under the relationship, the parties will launch a new offering, Maestro Advantage, for value-based arrangements, including Medicare Advantage (MA) and provider-sponsored health plans (PSHPs). It combines Cerner and Lumeris technology and services to streamline redundant processes that burden the patient and provider, including lengthy claims processing and reimbursement cycles, and obstacles to sharing data and records. Maestro Advantage is designed to help health systems succeed with MA, and other value-based arrangements by improving the quality of outcomes and physician-patient encounters.

“The United States health care system’s transition to value-based care has been impeded by disjointed technology, cumbersome processes, misaligned incentives and inadequate management of clinical and financial outcomes,” said John Doerr, Lumeris board member and chairman of Kleiner Perkins. “Maestro Advantage lowers the barriers to data transparency and sharing and empowers physicians and health systems. However, we know technology alone is not sufficient. Maestro Advantage is an innovative model with supporting processes and expertise to aid long-term success in value-based care arrangements. The combination of Cerner’s and Lumeris’ core competencies through Maestro Advantage is disruptive. Maestro Advantage is designed for patients to receive enhanced access to primary care and a level of service that was previously only delivered via expensive concierge medicine programs. Better outcomes and higher patient and provider satisfaction will provide our country with the health care system we deserve.”

“For decades, Cerner has focused on creating technology that improves how people receive and provide care,” said Brent Shafer, chairman and CEO, Cerner. “By using data to reduce or eliminate unnecessary costs and ineffective transitions of care, providing doctors and their patients a more complete view of their medical history and a health plan that consistently receives high quality scores from CMS, this collaboration with Lumeris aligns well with our mission and illustrates the potential of Cerner technology to positively impact health care economics and outcomes in deeper, more impactful ways than before.”

Maestro Advantage uniquely integrates actionable data and insights with provider workflows, leveraging existing investment in digitized data and processes. Maestro Advantage is designed so providers can more effectively assess risk and create interventions and better maximize outcomes for patients enrolled in value-based arrangements, such as PSHPs and MA plans. Maestro Advantage will manage health systems’ increasingly complex mix of owned- and affiliated-provider relationships across any EHR in the network.

“Our collaboration with Cerner holds incredible promise at a time when it is urgent we fix our health care delivery system. Maestro Advantage creates a patient-centric health care delivery network. Prevention and wellness become the top priority rather than treatment and ‘sick care,’” said Mike Long, chairman and CEO, Lumeris. “Physicians and care teams will get access to timely data and easy-to-use, actionable insights at the point of care. Combined with a proven, value-based accountable primary care model, physicians can truly advocate for their patients, ensuring they receive better care and are more satisfied on their health care journey.”

As part of the relationship, Lumeris will adopt Cerner’s HealtheIntentSM platform and combine its clinical methodology and advanced analytics to help drive better patient outcomes and lower costs of care. Cerner and Lumeris will identify health systems best positioned to succeed with the offering, particularly large organizations pursuing multi-year growth strategies. Initial deployments of Maestro Advantage are expected to begin in the second half of 2018 with broad market implementations in 2019. An executive steering committee of members from Lumeris and Cerner leadership will provide oversight and governance of the strategy, business development, client delivery and continuous innovation of Maestro Advantage.

The strategic relationship includes a Cerner investment in Lumeris’ parent company, Essence Group Holdings Corporation, to accelerate the enterprise’s outreach to leading health systems transitioning to value-based care. The closing of the strategic relationship and investment are subject to customary conditions, including among others, the expiration or termination of all applicable waiting periods (and extensions thereof) under the Hart-Scott Rodino Antitrust Improvements Act of 1976.

About Cerner

Cerner’s health technologies connect people and information systems at more than 27,000 contracted provider facilities worldwide dedicated to creating smarter and better care for individuals and communities. Recognized globally for innovation, Cerner assists clinicians in making care decisions and assists organizations in managing the health of their populations. The company also offers an integrated clinical and financial system to help manage day-to-day revenue functions, as well as a wide range of services to support clinical, financial and operational needs, focused on people. For more information, visit Cerner.com, The Cerner Blog or connect on Facebook, Instagram, LinkedIn, Twitter or The Cerner Podcast. Nasdaq: CERN. Smarter Care. Better Outcomes. Healthier You.

About Lumeris

Lumeris is a value-based care managed services operator for health systems and providers seeking extraordinary clinical and financial outcomes. Recognized nationally by KLAS in 2018 for Value-Based Care Managed Services, Lumeris aligns providers and payers across populations with technologies, processes, behaviors and information to achieve high-quality, cost-effective care with satisfied consumers - and engaged physicians. For the past twelve years, Lumeris with Essence Healthcare, its premier client and learning laboratory with more than 65,000 Medicare members in Missouri and Illinois, has received 4.5 to 5 Star Ratings from the CMS and produced the highest consumer and physician satisfaction scores in the industry along with significantly better clinical outcomes and lower costs. For more information, go to www.lumeris.com.

Media Contacts

Cerner

Misti Preston, (816) 299-2037, misti.preston@cerner.com

Lumeris

Marcus Gordon, (678) 358-4807, mgordon@lumeris.com

All statements in this press release that do not directly and exclusively relate to historical facts constitute forward-looking statements. These forward-looking statements are based on the current beliefs, expectations and assumptions of Cerner's management with respect to future events and are subject to a number of significant risks and uncertainties. It is important to note that Cerner's performance, and actual results, financial condition or business could differ materially from those expressed in such forward-looking statements. The words “positioned”, “aimed”, “expect”, “will”, “designed” or the negative of these words, variations thereof or similar expressions are intended to identify such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the possibility of significant costs and reputational harm related to product-related liabilities; potential claims for system errors and warranties; the possibility of interruption at our data centers or client support facilities that could expose us to significant costs and reputational harm; the possibility of increased expenses, exposure to legal claims and regulatory actions and reputational harm associated with a cyberattack or other breach in our IT security; our proprietary technology may be subject to claims for infringement or misappropriation of intellectual property rights of others, or may be infringed or misappropriated by others; material adverse resolution of legal proceedings; risks associated with the unexpected loss or recruitment and retention of key personnel or the failure to successfully develop and execute succession planning to assure transitions of key associates and their knowledge, relationships and expertise; risks related to our dependence on strategic relationships and third party suppliers; significant competition and our ability to quickly respond to market changes and changing technologies and to bring competitive new solutions, devices, features and services to market in a timely fashion; managing growth in the new markets in which we offer solutions, health care devices or services; long sales cycles for our solutions and services; risks inherent in contracting with government clients, including without limitation, complying with strict compliance and disclosure obligations, navigating complex procurement rules and processes and defending against bid protests; changing political, economic, regulatory and judicial influences, which could impact the purchasing practices and operations of our clients and increase costs to deliver compliant solutions and services; non-compliance with laws, government regulation or certain industry initiatives; and, failure of the parties to achieve the intended benefits of the collaboration. Additional discussion of these and other risks, uncertainties and factors affecting Cerner's business is contained in Cerner's filings with the Securities and Exchange Commission. The reader should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. Except as required by law, Cerner undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in our business, results of operations or financial condition over time.